Biological Assets (Tables)	12 Months Ended
Mar. 31, 2018
Disclosure Of Reconciliation Of Changes In Biological Assets [Abstract]
Disclosure of continuity of biological assets

The Company’s biological assets consists of seeds and cannabis plants. The continuity of biological assets for the years ended March 31, 2018 and 2017 was as follows:

	March 31,	March 31,
	2018	2017

Balance, beginning of year	$14,725	$5,321
Purchases of seeds	271	70
Acquired biological assets	-	1,691
Disposed biological assets due to disposal of consolidated entity (Note 10(c))	(1,430)	-
Unrealized gain on changes in fair value of biological assets	100,302	49,090
Increase in biological assets due to capitalized costs	17,309	11,983
Transferred to inventory upon harvest	(114,829)	(53,430)

Balance, end of year	$16,348	$14,725

Summary of Significant Unobservable Inputs and Range of Values

The significant unobservable inputs and their range of values are noted in the table below:

Unobservable Inputs	Range	Sensitivity
Estimated Yield per Plant – varies by strain and is obtained through historical growing results (trailing 6-months moving average) or grower estimate if historical results are not available.	25 grams/plant to 400 grams/plant	A slight increase in the estimated yield per plant would result in a significant increase in fair value, and vice versa.
Listed Selling Price of Dry Cannabis – varies by strain and is obtained through listed selling prices or estimated selling prices if historical results are not available.	$6 to $12/gram	A slight increase in the estimated selling price per strain would result in a significant increase in fair value, and vice versa.